INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

17)	Income Taxes

Loss before income taxes consist of the following (in thousands):

	Years ended December 31,
	2024	2023
(in thousands)
Domestic	$(44,529)	$(21,654)
Foreign	20	(17)
Total loss before income taxes	$(44,509)	$(21,671)

For each of the years ended December 31, 2024 and 2023, current tax provisions and current deferred tax provisions were recorded as follows (in thousands):

	Years ended December 31,
	2024	2023
Current Tax Provision
Federal	$-	$-
State	3	1
Foreign	-	-
	3	1
Deferred Tax Provision
Federal	-	-
State	27	(4)
Foreign	-	-
	27	(4)
Total tax provision (benefit) for income taxes	$30	$(3)

Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Realization of net deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. The table below consists of the Company’s net deferred tax assets and liabilities as of December 31, 2024 and December 31, 2023 (in thousands). Deferred tax assets have been substantially reserved for by a valuation allowance since it is more likely than not that such tax benefits will not be realized.

	As of December 31,
	2024	2023
Deferred Tax Assets:
Net operating losses	$16,496	$12,740
Foreign net operating losses	782	784
Stock compensation	2,646	2,141
In-process research and development	1,030	1,009
Capitalized research and development expenses	4,548	3,105
Accrued expenses	192	-
R&D credit carryforwards	437	437
ROU Liabilities	187	8,932
Other	29	135
Total gross deferred tax assets	26,347	29,283
Valuation allowance	(26,023)	(18,302)
Net deferred tax assets	324	10,981

Deferred Tax Liabilities:
Fixed assets	-	(6)
ROU Assets	(183)	(8,349)
Convertible debt	-	(2,507)
Intangibles - goodwill	(229)	(179)
Total deferred tax liabilities	(412)	(11,041)
Net deferred taxes	$(88)	$(60)

The reconciliation between the Company’s effective tax rate on income from continuing operations and the federal statutory tax rate of 21% for the years ended December 31, 2024 and 2023 is as follows:

	As of December 31,
	2024	2023
Tax at federal income tax rate	21.00%	21.00%
State income tax, net of federal tax	2.95%	4.92%
Foreign tax differential	0.00%	(0.01%)
Non-deductible expenses/excludable items	(0.05%)	(0.74%)
Convertible debt	(9.16%)	(11.92%)
Credits	(0.18%)	0.00%
Other	2.72%	(3.34%)
Change in valuation allowance	(17.35%)	(9.90%)
(Provision) benefit for income taxes	(0.07%)	0.01%

The net increase in the total valuation allowance for the year ended December 31, 2024 was an increase of approximately $7.7 million. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Management considered the scheduled reversal of deferred tax liabilities, projected future taxable income and planning strategies in making this assessment. Based on the level of historical operating results and projections for the taxable income for the future, management has determined that it is more likely than not that the deferred taxes assets will not be utilized. Accordingly, the Company has recorded a full valuation allowance. The net deferred tax liability represents an indefinite life intangible liability related to tax deductible goodwill, partially offset by an indefinite life deferred tax asset.

At December 31, 2024 and 2023, the Company has available net operating loss (“NOL”) carryforwards of approximately $62.1 million and $48.4 million for federal income tax purposes, respectively, of which approximately $61.4 million can be carried forward indefinitely. The Company has available $52.6 million and $39.6 million state NOLs for the years ended December 31, 2024 and 2023, respectively, which begin to expire in 2041. The Company also has foreign NOL carryforwards of approximately $6.3 million for each of the years ended December 31, 2024 and 2023, which carry forward indefinitely. Section 382 of the Internal Revenue Code (“IRC”) imposes limits on the ability to use NOL carryforwards that existed prior to a change in control to offset future taxable income. Such limitations would reduce, potentially significantly, the gross deferred tax assets disclosed in the table above related to the NOL carryforwards. The Company continues to disclose the NOL carryforwards at their original amount in the table above as no potential limitation has been quantified. The Company has also established a full valuation allowance for all deferred tax assets, including the NOL carryforwards, since the Company could not conclude that it was more likely than not able to generate future taxable income to realize these assets.

The Company has federal and state income tax credit carryforwards of approximately $0.4 million at both December 31, 2024 and 2023.. The credits begin to expire in 2041.

In accordance with authoritative guidance, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. The following table summarizes amounts the Company recorded for uncertain tax positions as of December 31, 2024 and 2023 (in thousands):

	As of December 31,
	2024	2023
Beginning balance of uncertain tax positions	$393	$121
Additions based on current year’s tax positions	-	-
Net changes based on prior year’s tax positions	-	272
Ending balance of uncertain tax positions	$393	$393

It is reasonably possible that unrecognized tax benefits may increase or decrease within the next twelve months due to tax examination changes, expiration of statute of limitations, or changes in tax law. The Company does not anticipate any significant changes to unrecognized tax benefits over the next 12 months.

The Company recognizes interest and penalties related to unrecognized tax positions within the income tax expense line in the accompanying consolidated statements of operations. There were no accrued interest and penalties associated with uncertain tax positions as of December 31, 2024 or December 31, 2023.

The Company is subject to U.S. federal, state, and foreign income tax. The Company’s income tax returns are subject to examination by the relevant taxing authorities. As of December 31, 2024, the 2021 - 2024 tax years remain subject to examination in the U.S. federal tax, various state, and foreign tax jurisdictions. The Company is not currently under examination by federal state, or foreign jurisdictions.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was enacted into law. Among other changes to the tax code, the IRA imposes a 1% excise tax on certain repurchases of corporate stock by certain publicly traded corporations. The 1% stock buyback tax applies to redemptions by domestic corporations occurring in taxable years beginning after December 31, 2022. A number of exceptions to the stock buyback tax are available including exceptions to certain reorganizations. However, while these exceptions may be helpful in limiting the application of the stock buyback tax in situations in which it was not intended to apply, more guidance will be necessary for taxpayers to analyze the potential application of these exceptions and whether they will be able to rely upon them.